Deferred Tax Assets and Income Tax Provision (Details Narrative)	5 Months Ended
Aug. 31, 2020 USD ($)
Net operating loss ("NOL") carry forwards	$ 71,000
federal statutory income tax rate , description	The Company’s blended federal statutory income tax rate was 21% of which a NOL carry-forwards blended rate of 21% offset this rate and thus the effective income tax rate for the period from Inception (April 15, 2020) to August 31, 2020 was %nil
Deferred tax	$ 0
Valuation allowance	$ 71,000